PROSPECTUS SUPPLEMENT - October 3, 2000*

AXP Managed Allocation Fund (Nov. 29, 1999 revised as of June 26, 2000) S-6141-99 T (6/00)

The third paragraph of the "Management" section, pages 11-12 is revised as follows:

Mark Fawcett has provided portfolio management for the international equities portion of the Fund since September 2000. He joined AEFC in 1999 and is chief investment officer of American Express Asset Management International Inc. (AEAMI), the London-based subsidiary of AEFC. He also manages AXP International Fund, AXP VP - International Fund, IDS Life Series Fund - International Portfolio and the equity portion of AXP Global Balanced Fund. Prior to joining AEFC, Mark was with Gartmore Investment Management plc, a pension fund and mutual fund management company in the U.K. from 1991 to 1999.


S-6141 11A (10/00)
*Valid until next prospectus date
Destroy Nov. 29, 2000